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                                                                    EXHIBIT 10.1

            AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AGREEMENT") is made and entered into as of November 5, 2004, by and among MILLER INDUSTRIES, INC., a Tennessee corporation ("MILLER"), and MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation and wholly owned subsidiary of Miller ("MILLER TOWING") (Miller and Miller Towing may be referred to herein individually as a "BORROWER" and together as the "Borrowers"), EACH OF THE GUARANTORS SIGNATORY HERETO (the "GUARANTORS"), HARBOURSIDE INVESTMENTS, LLLP ("HARBOURSIDE") as successor Agent to Bank of America, N.A. and Contrarian Funds, LLC (in such capacity, the "Agent") for the Lenders under the Credit Agreement (as defined below) and as a Lender.

                              W I T N E S S E T H:

         WHEREAS, the Agent, the Lenders and the Borrowers have entered into that certain Amended and Restated Credit Agreement dated as of July 23, 2001, as previously amended and modified from time to time (the "CREDIT AGREEMENT"); and

         WHEREAS, the Borrowers have requested that the terms of the Credit Agreement be amended in the manner set forth herein, and the Agent and the Lenders, subject to the terms and conditions contained herein, have agreed to such amendments as set forth below; and

         WHEREAS, the Borrowers, the Agent, the Lenders and the Guarantors acknowledge that the terms of this Agreement constitute an amendment and modification of, and not a novation of, the Credit Agreement and the Notes;

         NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:

         1. DEFINITIONS. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the definitions provided therefor in the Credit Agreement.

         2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions hereof, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

            (a) SECTION 1.1 of the Credit Agreement is hereby amended by amending and restating the following definition to read in its entirety as follows:

            "Stated Termination Date" means January 1, 2006.

         3. CONTINUING EFFECT OF LOAN DOCUMENTS.

            (a) Each Guarantor hereby (i) consents and agrees to the amendments to the Credit Agreement set forth herein and (ii) confirms its joint and several guarantee of payment of all the Guarantors' Obligations pursuant to the Guaranty.

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            (b) Each of the Borrowers and Guarantors hereby acknowledge and agree that each of the Security Instruments (i) remains in full force and effect and is hereby reaffirmed, (ii) continues to secure all of the Obligations of the Borrowers and the Guarantors' Obligations pursuant to the Guaranty, as applicable, and (iii) notwithstanding anything to the contrary in any Security Instrument, shall remain in effect until the Facility Termination Date.

         4. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby certifies that after giving effect to this Agreement:

            (a) The Borrowers and each Subsidiary have the power and authority to execute and perform this Amendment Agreement and have taken all action required for the lawful execution, delivery and performance thereof; and

            (b) No event has occurred and no condition exists which has not been waived which, upon the consummation of the transaction contemplated hereby, will constitute a Default or an Event of Default on the part of the Borrowers under the Credit Agreement or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

         5. CONDITIONS TO EFFECTIVENESS. This Amendment shall not be effective until the following condition shall have been satisfied:

            (a) this Agreement duly executed by the Borrowers, the Guarantors, the Agent and the Lenders and Agent shall have received a counterpart thereof from each party thereto.

         Upon the satisfaction of the condition set forth in this SECTION 5, the Amendment Agreement shall be effective as of the date hereof.

         6. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated herein, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except as provided in the Credit Agreement.

         7. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         8. COUNTERPARTS. This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.


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         9. GOVERNING LAW. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Georgia.

         10. ENFORCEABILITY. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         11. NO NOVATION. This Agreement is given as an amendment and modification of, and not as a payment of, the Obligations of the Borrower under the Credit Agreement and is not intended to constitute a novation of the Credit Agreement. All of the indebtedness, liabilities and obligations owing by the Borrowers under the Credit Agreement and the Guarantor's obligations under the Guaranties, as applicable, shall continue to be secured by the "Collateral" as defined in the Credit Agreement and the Borrowers and the Guarantors acknowledge and agree that the "Collateral" as defined in the Credit Agreement shall continue to constitute "Collateral" hereunder and remains subject to a security interest in favor of the Agent for the benefit of itself and the Lenders and to secure such Obligations and Guarantors' Obligations.

         12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of each of the Borrowers, the Lenders and the Agent and their respective successors, assigns and legal representatives; PROVIDED, however, that the Borrowers, without the prior consent of the Agent, may not assign any rights, powers, duties or obligations hereunder.

      [Remainder of page intentionally blank; next page is signature page]





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to Amended and Restated Credit Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                   BORROWERS:

                                   MILLER INDUSTRIES, INC.

                                   By:  /S/  J. VINCENT MISH
                                      ------------------------------------------
                                        J. Vincent Mish
                                        Chief Financial Officer

                                   MILLER INDUSTRIES TOWING EQUIPMENT INC.

                                   By:  /S/  J. VINCENT MISH
                                      ------------------------------------------
                                        J. Vincent Mish
                                        Chief Financial Officer




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                                       GUARANTORS:

                                          APACO, INC.
                                          B&B ASSOCIATED INDUSTRIES, INC.
                                          CHEVRON, INC.
                                          CENTURY HOLDINGS, INC.
                                          CHAMPION CARRIER CORPORATION
                                          COMPETITION WHEELIFT, INC.
                                          GOLDEN WEST TOWING EQUIPMENT INC.
                                          KING AUTOMOTIVE & INDUSTRIAL
                                               EQUIPMENT, INC.
                                          MAEX, INC. F/K/A MID AMERICA WRECKER
                                               & EQUIPMENT
                                          SALES, INC. OF COLORADO
                                          MILLER FINANCIAL SERVICES GROUP,
                                               INC.
                                          MILLER/GREENEVILLE, INC.
                                          MILLER INDUSTRIES DISTRIBUTING, INC.
                                          MILLER INDUSTRIES INTERNATIONAL,
                                               INC.
                                          MILLER INDUSTRIES TOWING
                                               EQUIPMENT INC.
                                          PURPOSE, INC.
                                          SONOMA CIRCUITS, INC.
                                          SOUTHERN WRECKER CENTER, INC.
                                          SOUTHERN WRECKER SALES, INC.
                                          AETEX, INC. F/K/A A-EXCELLENCE
                                               TOWING CO.
                                          ALL AMERICAN TOWING SERVICES,INC.
                                          B-G TOWING, INC.
                                          BEAR TRANSPORTATION, INC.
                                          BTRCX, INC. F/K/A BERT'S TOWING
                                               RECOVERY CORPORATION
                                          BBSX, INC. F/K/A BOB BOLIN SERVICES,
                                               INC.
                                          BASIEX, INC. F/K/A BOB'S AUTO SERVICE,
                                               INC.
                                          BTRX, INC.
                                          BVSWS, INC. F/K/A BOB VINCENT AND SONS
                                               WRECKER SERVICE, INC.
                                          CAL WEST TOWING, INC.
                                          CBTX, INC. F/K/A CEDAR BLUFF 24 HOUR
                                               TOWING, INC.
                                          CCASX, INC.
                                          CEX, INC. F/K/A CHAD'S INC.


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                                          CVDC, INC. F/K/A CLEVELAND VEHICLE
                                              DETENTION CENTER, INC.
                                          D.A. HANELINE, INC.
                                          DVREX, INC.
                                          DOLLAR ENTERPRISES, INC.
                                          DSX, INC. F/K/A DUGGER'S SERVICES,
                                               INC.
                                          GMAR, INC. F/K/A GOOD MECHANIC AUTO
                                               CO. OF RICHFIELD, INC.
                                          GATX, INC. F/K/A GREAT AMERICA
                                               TOWING, INC.
                                          GREG'S TOWING, INC.
                                          HTX, INC.
                                          LTSX, INC. F/K/A LAZER TOW SERVICES,
                                               INC.
                                          LASX, INC.
                                          LWKR, INC. MAEJO, INC.
                                          MEL'S ACQUISITION CORP.
                                          MGEX, INC. MSTEX, INC.
                                          MTSX, INC. MURPHY'S TOWING,
                                          INC. P.A.T., INC.
                                          PEX, INC. F/K/A/ PIPES ENTERPRISES,
                                                INC.
                                          RMA ACQUISITION CORP.
                                          RRIC ACQUISITION CORP.
                                          RSX, INC. F/K/A RECOVERY SERVICES,
                                               INC.
                                          ROAD ONE, INC.
                                          ROADONE EMPLOYEE SERVICES, INC.
                                          ROAD ONE INSURANCE SERVICES, INC.
                                          ROAD ONE SERVICE, INC.
                                          ROAD ONE SPECIALIZED
                                               TRANSPORTATION, INC.
                                          ROADONE TRANSPORTATION AND
                                               LOGISTICS, INC.
                                          R.M.W.S., INC.
                                          SWSX, INC. F/K/A SUBURBAN WRECKER
                                               SERVICE, INC.
                                          TEXAS TOWING CORPORATION
                                          TPCTH, INC.
                                          TREASURE COAST TOWING, INC.
                                          TREASURE COAST TOWING OF MARTIN
                                               COUNTY, INC.

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                                          TSSC, INC. F/K/A TRUCK SALES & SALVAGE
                                               CO., INC.
                                          TWSX, INC.
                                          WSX, INC. F/K/A WES'S SERVICE
                                               INCORPORATED
                                          WTX, INC. F/K/A WILTSE TOWING, INC.
                                          WTC, INC.
                                          WTEX, INC.
                                          ZTRX, INC. F/K/A ZEHNER TOWING &
                                               RECOVERY, INC.

                                          By:  /S/  J. VINCENT MISH
                                               ---------------------------------



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                                          AGENT AND LENDERS:

                                          HARBOURSIDE INVESTMENTS, LLLP, as
                                          Agent and sole Lender


                                          By:  /S/  WILLIAM G. MILLER
                                             -----------------------------------
                                          Name:  William G. Miller
                                          Title:  General Partner




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